Asia Tigers Fund, Inc.

                               Semiannual Report
                                 April 30, 1999

                            ADVANTAGE ADVISERS, INC.

The Asia Tigers Fund, Inc.

                                                                    May 20, 1999

Dear Shareholder,

We are pleased to present you with the unaudited financial statements of the Asia Tigers Fund, Inc. (the "Fund") for the six-month period ended April 30, 1999. In the following pages, the Investment Adviser provides a detailed look at the Fund's portfolio, as well as a discussion of the economic and market conditions of the region.

The Fund's net asset value (NAV) closed at $9.92 per share on April 30, 1999, increasing 31.4% for the period. The Fund continues to provide its shareholders with broad-based exposure to the emerging equity markets of the Asian Pacific Basin and the Indian subcontinent. As of April 30, 1999, the Fund was invested in 12 countries. Four of these countries account for approximately 75% of the Fund's investments: Hong Kong, Korea, Taiwan, and Singapore.

The region in general has seen a significant turnaround over the past six months, with the MSCI AC Asia Ex Japan Free Index appreciating 41%. As a result of changing market conditions, the Fund has shifted the geographic allocation of its investments. The largest changes included an increase in Korea and Hong Kong and a decrease in Taiwan and India. In addition, the Investment Adviser significantly decreased the Fund's cash and cash equivalent position of net assets in order to increase exposure to bottoming out economics.

Advantage Advisers, Inc., the Fund's Investment Manager, will assume the direct responsibility for the day-to-day portfolio management of the Fund in accordance with its Investment Management Agreement, effective July 1, 1999. Ms. Punita Kumar-Sinha, PhD, CFA, of Advantage Advisers, will be responsible for managing the Fund's portfolio.

The Investment Manager continues to believe that Asia offers excellent growth opportunities and that recent indicators suggest a recovery in most of Asia.

On behalf of the Board of Directors, I thank you for your participation in the Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman

THE ASIA TIGERS FUND, INC.

Report of the Investment Adviser

--------------------------------------------------------------------------------
PERFORMANCE

The six-month period ended April 30, 1999 will be remembered as the time when the "Asian Crisis" ended. For the Asia Ex-Japan equity investor, strong gains were made. The regional benchmark that the Asia Tigers Fund, Inc. (the "Fund") uses for comparison purposes, the MSCI AC Asia Ex Japan Free Index, jumped 41.0%. During the same period, the Fund's net asset value (NAV) increased 31.4%. The Fund's underperformance was due primarily to its defensive positioning at the depth of the crisis in terms of sectors, stocks and cash weighting.

Two of the strongest markets in which the Fund invests were up more than 50% in U.S. dollar terms. Korea was the standout performer, rising 76% while Malaysia gained 54% and Pakistan rose 43.5%. India (up 34.5%) as well as Indonesia (up 38.0%) were also very strong. Hong Kong, the largest component of the Fund, gained 27.9%. China was the only market in the region to fall. The MSCI China Free Index lost 16.2% during the six-month period.

--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call toll-free (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------


2
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                                                      THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION

During the six-month period, the Fund shifted its geographic allocation. Allocations are made between countries in the region based on the changing underlying economic conditions and relative equity valuations. Since the end of October 1998, larger changes in the Fund's country weights include an increase in Korea and Hong Kong as well as a decrease in Taiwan and India. The Fund's investments in cash equivalent securities was decreased from 10.0% to 2.0%. The charts below indicate the Fund's breakdown at the end of April 1999 and October 1998.

COUNTRY HOLDINGS
April 30, 1999
                     % of Investments                 [GRAPHIC OMITTED]
-------------------------------------
Hong Kong                    34.1%
Korea                        16.1
Taiwan                       13.1
Singapore                    12.1
India                        11.4
Thailand                      4.1
Philippines                   2.8
Indonesia                     2.0
Malaysia                      1.2
Pakistan                      0.6
China                         0.4
Sri Lanka                     0.1
USA (Cash Equivalents)        2.0

October 31, 1998
                     % of Investments                 [GRAPHIC OMITTED]
-------------------------------------
Hong Kong                    29.3%
Korea                         7.2
Taiwan                       16.9
Singapore                    11.6
India                        14.4
Thailand                      4.8
Philippines                   1.9
Indonesia                     0.3
Malaysia                      1.8
Pakistan                      0.6
China                         1.0
Sri Lanka                     0.2
USA (Cash Equivalents)       10.0


                                                                               3
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THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------
REGIONAL OUTLOOK

In recent months, we have seen more indicators suggesting a recovery in Japan and throughout Asia. The close economic links within the region have exacerbated the downturn in Asia during the crisis that began in July 1997. When the economies in the region begin to recover, we believe these close economic links will help accelerate recovery.

Liquidation of inventory is part of the adjustment process in Asia and among the different economies; South Korea has taken the lead. We believe that the de-stocking process in South Korea is complete. In Singapore, export prices have been firming up, signaling the conclusion of the process. Other economies are still in the process of liquidating their inventories, but the prospect of most economies completing inventory adjustment by year-end is positive.

Early signs of a pick-up in intra-regional activities have been quite encouraging. During the first two months of 1999, tourist arrivals in Hong Kong increased by 13.9% and tourism from the rest of Asia grew significantly. Tourists from Korea increased by 56.8%, Japan by 7.5% and Taiwan by 4.9%. In Taiwan, exports to the Asian economies grew by 6.2% during that period. This was the first increase since the Asian crisis deepened in November 1997. Exports to Hong Kong also grew by 3.6%, compared to declines of more than 20% last year. In South Korea, exports to the Asian economies appear to be recovering as well (except exports to Singapore, which saw sharp declines in February). In the first two months of 1999, exports to Malaysia grew by 42.9%, the Philippines by 20.7%, Thailand by 15.2% and Indonesia by 10.8%. Although it is too early to conclude that the pick-up in intra-regional activities is sustainable, this activity is encouraging. If the turn is real, Asia may be entering the next stage of recovery.

Our country allocation strategy highlights two main issues. First, the targeted cash level is the lowest since the outbreak of the Asian economic crisis. We believe that most Asian economies are approaching bottom or have already bottomed out in some cases. Given the recovery seen in Japan, and now a more stable interest rate outlook, we expect that stock market returns should be more positive in the next twelve months. Hence, we are targeting a fully invested position. We have decided to invest the Malaysian Ringgit cash balances (that had been required to remain in Malaysia) back into Malaysian equities, given the improved sentiment and falling interest rates. Nevertheless, our fundamental cautious view towards Malaysia remains unchanged, and the mounting political risks and ongoing system risks prevent us from taking a more aggressive stance there.

Second, we have adopted a more neutral, fully invested strategy against the regional benchmarks because we believe that under a general recovery scenario, it is increasingly difficult to time the economic recovery pace for each individual country. In most cases, market performance is likely to be affected by policy changes in the short term and it is not possible to predict the timing and magnitude of these policy changes. Hence, at a time when we believe Asian economies are bottoming out, we think the best strategy is full exposure to all of these bottoming-out economies.


4
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                                                      THE ASIA TIGERS FUND, INC.

The Investment Adviser believes that Asia remains the best region in the world for long-term growth of equity capital.

The following comments summarize the Investment Adviser's view of the Fund's target markets and the investments composing the portfolio.

CHINA
US$0.8 million, 0.4% of the Fund's total investments as of April 30, 1999.

In our opinion, the present economic reforms, which are positive long-term, could prove to be more deflationary than authorities expect. Therefore, we are cautious about China's growth prospects for this year. Our economic growth forecast is lower than the consensus. First quarter figures support our view.

In the first quarter of 1999, the economy grew 8.3% year-over-year, down from the comparable figure of 9.0% in the fourth quarter of 1998--reflecting significant deflationary pressure. If China enters the World Trade Organization before the end of this year, this would represent good progress following Zhu Rongji's visit to the United States. During the same visit, the United States and China were able to compromise on the agricultural sector. The remaining hurdle appears to be the textile quota and the pace of full opening, which are still under negotiation. U.S.-China relations are frayed as a result of the U.S. accusation of Chinese spying and NATO's bombing of the Chinese Embassy in Belgrade. Both chilling events could adversely affect negotiations on China's World Trade Organization bid.

Most of the Fund's greater China exposure is in Hong Kong-based firms that are significantly active in China. The Fund holds one "H-share," a Chinese mainland state-owned enterprise that has listed a minority stake on the Hong Kong stock exchange. Beijing Datang Power Generation Company develops, constructs, owns and operates coal-fired electric power plants in northern China. The company is in a key position to benefit from the rapid development occurring in the metropolitan area surrounding China's capital city. In 1998, Beijing Datang Power reported sales of 5.1 billion Yuan and net income of 1.2 billion Yuan.

HONG KONG
US$67.4 million, 34.1% of the Fund's total investments as of April 30, 1999.

Domestic interest rates have already been cut in Hong Kong three times during 1999. We believe the coming months could bring further cuts. This trend suggests the banking system in Hong Kong now has ample free liquidity, also evidenced by mortgage activity. Banks are competing by offering mortgages at prime or below prime, suggesting more room for further rate cuts and a bullish scenario for the residential property market. We are also encouraged by the result of the recent land auction, which has boosted confidence to the primary market. Further cuts in prime rates would help the residential property market remain well supported. However, we are less optimistic on investment properties due to substantial oversupply in coming years. In previous cycles, the stock market in


                                                                               5
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THE ASIA TIGERS FUND, INC.

Hong Kong has been able to discount recoveries six to nine months ahead. As a service economy, Hong Kong is heavily dependent on the financial market, the property market and China. Thus, the economy is much more sensitive to liquidity and interest rates than other economies--and the stock market reacts instantaneously to liquidity. We expect that when the liquidity cycle has turned or bottomed out, the stock market should react before we see recoveries in the real economy.

Hutchison Whampoa is the Fund's largest single holding. With a stock market valuation of greater than USD260 billion, Hutchison Whampoa has operations in property investment and development, container terminals, telecommunications, infrastructure, retail and manufacturing. For the full year 1998, Hutchison Whampoa reported sales of HKD51.4 billion and profit of HKD8.7 billion.

INDONESIA
US$3.9 million, 2.0% of the Fund's total investments as of April 30, 1999.

After months of uncertainty, Indonesia is starting to see its country risk recede and investment outlook improve. While progress is by no means clear-cut, we believe a turnaround is finally here. In addition, early signs of the upcoming June election are encouraging. Support for opposition parties is publicly and robustly expressed. Banking recapitalization is well on track because of a stable Rupiah, which should help ease interest rates. Last month, Standard Chartered became the first foreign bank to take strategic control of a local bank (Bank Bali), investing USD56 million in confidence.

PT Astro Agro Lestari produces palm oil, rubber, cocoa and tea on 193,000 hectares of land on the Indonesian islands of Java, Sumatera, Sulawesi and Kalimantan. For 1998, Astra Agro reported net sales of IDR853.7 billion and net profits of IDR223.4 billion.

INDIA
US$22.5 million, 11.4% of the Fund's total investments as of April 30, 1999.

India's distinction of being the world's largest democracy has been a curse this year, as the country is currently without a government. On April 26, President Narayan disbanded the BJP as the fragile coalition government of 13 months fell apart. To properly address India's large and persistent fiscal deficit as well as substantial infrastructure, the country needs strong leadership. Fortunately, it seems that regardless of the composition of the soon-to-be-formed government, the pro-market reforms that began in 1991 will continue to move forward. The strong-performing consumer, software and pharmaceutical sectors offer ample opportunity for stock picking in Asia's oldest organized stock exchange.

The Fund's largest position in India is Hindustan Lever. This company is India's largest manufacturer of branded and packaged consumer products. Hindustan Lever produces and sells soap, detergent, personal care products and processed food. The company has a brand portfolio of 144 products including: Lux and Pears soaps, Surf detergent, and Sunsilk shampoo. In 1998, the company reported sales of INR78.2 billion worth of products and net profits of 8.1 billion Indian Rupees. These reported


6
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                                                      THE ASIA TIGERS FUND, INC.

figures represent year-over-year gains of 21.2% and 43.8% over the comparable figures in 1997.

KOREA
US$31.7 million, 16.1% of the Fund's total investments as of April 30, 1999.

The Bank of Korea announced first quarter economic growth at 4.6%, the first positive annual growth figure since the final quarter of 1997. The first quarter's growth greatly exceeded market expectations. As a result, the government revised its growth forecast upward to 4% for the full year of 1999 compared to 1998's economic contraction of 5.8%. In addition to the first quarter's economic growth, the industrial production numbers have been even more encouraging. In March 1999, industrial production expanded by an annual rate of 18.4%, its biggest monthly increase since February 1995. April's industrial production was nearly as impressive, expanding 17.1%.

Despite the narrowing of current account surplus, we expect the Korean Won to stay strong. For the first time since 1997, first quarter net private capital inflow reverted into a surplus (estimated to be USD2.1 billion). The inflow has more than compensated the repayment of the maturing IMF loan. Although the current account has narrowed, the pick-up in the capital account should result in significant overall balance of payment surpluses. As of March 1999, usable foreign exchange reserves stood at USD54.5 billion, up by nearly USD6 billion since the end of last year.

With usable reserves approaching seven months of import cover, as long as inflows continue, currency appreciation pressure will continue to build. Strong inflows will likely keep interest rates low, and the prospect of further rate cuts is optimistic given a zero inflation environment. The investment community is no longer asking whether the South Korean economic recovery is sustainable. Instead, the question is the speed of recovery.

Given the positive economic picture, we have moved to an overweight position in South Korea. Not only has the recovery in the external sector broadened, the economy is now experiencing across-the-board acceleration in activities at a speed much higher than expected. The better than expected economic numbers also suggest a good chance of pleasant earning surprises. So far, the stock market expects bottom-line improvements coming mainly from reductions in cost. Expectations on top-line growth have been conservative. Indeed, we expect a significant upward revision on earnings in coming months.

Korea Electric Power (KEPCO) is Korea's dominant electricity producer. The Korean government has a majority stake in the company and enjoys a near-monopoly. During 1997, the company reported sales of KRW13.2 billion and profits of KRW378.2 million.

MALAYSIA
US$2.3 million, 1.2% of the Fund's total investments as of April 30, 1999.

An improving macro-economic environment should set the stage for a quick economic recovery in Malaysia. In February 1999, industrial production rose at an annual rate of 3.9%. Smoothing out for


                                                                               7
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THE ASIA TIGERS FUND, INC.

the Lunar calendar effect, industrial production for the first two months of 1999 declined 4.1%. Although industrial production remains in negative territory, the shift is a marked improvement over the previous quarter's 10.9% drop. The recent turnaround in industrial activity has been led by a stronger manufacturing sector, which saw improvements from the bottom 14.7% decline during the previous quarter. With falling interest rates and strengthening exports, industrial production could swing into positive territory soon especially with the gradual halt in inventory depletion. Malaysia's benign inflationary outlook should bode well for a low interest rate environment. Inflation continued to decline; March's rate was an annual rate of just 3% vs. February's 3.8%. The lower inflation rate was in part due to the government's three-month price control for the festive period. Also, March's food prices, which account for 35% of the CPI basket, increased 4.6%, a slowdown from February's 6.4% gain.

The Fund's only Malaysian investment is Malayan Banking. With assets in excess of MYR11.4 billion as of June 1998, Malayan Banking is the largest bank in the country. For the fiscal year ended June 30, 1998, the company reported profits of MYR129.6 million.

PAKISTAN
US$1.1 million, 0.6% of the Fund's total investments as of April 30, 1999.

Pakistan reacted to India's 1998 nuclear testing with tests of its own. Both countries have survived the worst of the internationally imposed trade sanctions, and have built their foreign exchange reserves. Earlier this year, India and Pakistan tested ballistic missiles in another tit-for-tat exchange. Putting the military concerns aside, the Pakistani government is on much firmer ground this year as Prime Minister Sharif is able to move forward with policy implementation. The border tension with India is a grave reminder of the three wars since 1947, two of them over the disputed Kashmir region.

The Fund's largest holding in Pakistan is convertible bonds issued by the Republic of Pakistan. These bonds may be converted into shares of Pakistan Telecom, the country's dominant telephone service provider. In the six months ending December 1998, Pakistan Telecom reported revenues of 24.9 billion Pakistan Rupees and profits of 8.5 billion Rupees.

PHILIPPINES
US$5.6 million, 2.8% of the Fund's total investments as of April 30, 1999.

As we expected, the policy makers and the stock market are now more convinced that interest rates have started to soften. February and March inflation figures were 9.9% and 8.7% respectively, lower than consensus forecasts. We believe that interest rates could fall further; the benchmark 91-day T-bill rate could drop to 9.5% in coming months.

For the third time this year, the Monetary Board cut the reserve requirement by 1%. Also, general provisions of 1.5% on new loans made after March 31, 1999 are waived. However, special provisions would still have to be made for any new loans that turn bad. The Philippine stock market


8
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                                                      THE ASIA TIGERS FUND, INC.

posted strong gains in April due to a strong regional sentiment and expectations of rate cuts. We believe more rate cuts will occur in the coming months and the stock market will react favorably. Liquidity is expected to remain ample, which should lend further support to the stock market.

In the Philippines, the Fund's top holding is Manila Electric Company. The company, also known as Meralco, is the dominant distributor of electricity in the Philippines. In 1998, the company reported profits of 5.0 billion Philippine Pesos on sales of 85.9 billion Pesos.

SINGAPORE
US$23.9 million, 12.1% of the Fund's total investments as of April 30, 1999.

Since the beginning of 1999, the strength in Singapore's stock market was supported by a falling interest rate, a surge of liquidity in the banking system from large bank spreads, and sound macro policy management by the government. After two consecutive quarters of negative growth, Singapore posted GDP annual economic growth of 1.2% in 1999's first quarter. Growth should continue to be supported by an increase in housing transactions. Local banking and financial institutions have grown increasingly aggressive in the housing mortgage sector. Signs of consumption pick-up have emerged in the first two months of the year, most notably with increased purchases of physical assets such as properties and automobiles. A positive wealth effect resulting from the recovery of the stock market and property prices should ultimately lead to increased spending. We expect concerns over unemployment to diminish, especially with the announcement of the first quarter's preliminary unemployment rate of 3.9% vs. 4.3% in the previous quarter of 1998.

Overseas Chinese Bank Corporation is one of Singapore's largest banks. The company offers retail and wholesale banking in addition to fund management, brokerage, corporate finance, venture capital and property development. The company reported net profits of SGD425.3 million for the year ended December 31, 1998.

SRI LANKA
US$0.3 million, 0.1% of the Fund's total investments as of April 30, 1999.

A civil war has been underway in north Sri Lanka since 1983. Although there is little hope of the conflict ending soon, the country has managed to carry on and grow. Corporate earnings growth should be double digits for 1999 and 2000.

The Fund owns a single stock in Sri Lanka. John Keells Holdings is a broadly diversified conglomerate with a focus on operating tourist facilities and services. The company has strong management, and its businesses in food and beverage as well as tea plantations should show particularly healthy growth rates. In 1997, John Keells reported sales of 5.7 billion Sri Lankan Rupees and profits of LKR421 million.


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THE ASIA TIGERS FUND, INC.

THAILAND
US$8.1 million, 4.1% of the Fund's total investments as of April 30, 1999.

Manufacturing production rose at an annual rate of 5.8% in March 1999, the second consecutive month of positive growth following seventeen months of decline. With the manufacturing production index skewed towards domestic consumption and investment, the recent positive gains reflect improving trends in private consumption. Electricity demand, which has a historically close relationship with manufacturing production, has also picked up from last June's low levels. May's inflation fell an estimated annual rate of 0.5%--Thailand's first year-on-year decline this decade. A series of positive developments in the banking sector led to some strong upward movements in the index. The bank of Thailand announced that the banking system's non-performing loans (NPLs) have peaked at 46% to 47% in February. Further progress was made in recapitalization of the banking sector with Siam Commercial Bank's successful raising of THB1.75 billion in new capital.

In Thailand, the Fund's largest holding is Thai Farmers Bank. With more than 500 branches throughout Thailand, Thai Farmers Bank is the nation's second largest bank. At the end of 1998, the Bank reported assets of THB75.7 billion.

TAIWAN
US$25.8 million, 13.1% of the Fund's total investments as of April 30, 1999.

Two issues have been affecting the Taiwanese economies: a slowdown in exports due to the Asian crisis and non-performing loans in the financial sector. The chance for further improvements in both issues in the second half of 1999 is good, especially since we expect intra-regional trade to pick up this year. We believe it will be much easier for Taiwan to recover from its present downturn than for its regional peers. The central bank has been easing since the final quarter of last year, resulting in excess liquidity in the system as reflected by the banks' declining loan-to-deposit ratio. The low growth in money aggregates followed lack of demand for money. With recovery in the external sector, we believe loan demand will rise gradually in coming months.

The Fund's largest holding in Taiwan is Taiwan Semiconductor Manufacturing Company (TSMC), the world's largest independent manufacturer of integrated circuits. The company offers wafer manufacturing, assembly, testing, mask production and design services used in computer, communications, consumer electronics and industrial products. For the twelve months ended December 31, 1998, the TSMC reported sales of TWD50.4 billion and net profits of TWD 15.3 billion.

AXA Asset Management Partenaires
Hong Kong
June 1999


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                                                      THE ASIA TIGERS FUND, INC.


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Year 2000 Processing Issues

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and many not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

Both the Investment Manager and the Investment Adviser have advised the Fund that they are implementing steps intended to ensure that their computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party non-compliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's or the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.
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                                                                              11
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THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments                                              (Unaudited)

COMMON STOCKS (88.38% of holdings)

Number                                                         Percent of
of Shares         Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  China                                         0.43%
                  Utilities - Electric & Gas                    0.43%
  2,800,000       Beijing Datang Power Generation ...................      $  1,198,130    $    839,913
                                                                           ------------    ------------
                  Total China .......................................         1,198,130         839,913
                                                                           ------------    ------------
                  Hong Kong                                    34.14%
                  Banking                                       4.95%
    825,000       Hang Seng Bank ....................................         7,803,252       9,765,927
                                                                           ------------    ------------
                  Multi-Industry                                8.58%
  1,450,000       Hutchison Whampoa .................................         9,592,653      13,001,883
    700,000       Swire Pacific "A" .................................         3,363,419       3,928,627
                                                                           ------------    ------------
                                                                             12,956,072      16,930,510
                                                                           ------------    ------------
                  Real Estate                                  12.89%
  1,100,000       Cheung Kong Holdings ..............................         7,746,451      10,005,419
  1,000,000       Henderson Land Development Co. Limite .............         5,021,930       6,050,988
  1,070,000       Sun Hung Kai Properties ...........................         7,778,125       9,387,418
                                                                           ------------    ------------
                                                                             20,546,506      25,443,825
                                                                           ------------    ------------
                  Telecommunications                            6.09%
    900,000       China Telecommunication ...........................         1,709,224       2,055,272
  3,700,000       Hong Kong Telecommunication .......................         7,059,898       9,953,166
                                                                           ------------    ------------
                                                                              8,769,122      12,008,438
                                                                           ------------    ------------
                  Utilities - Electric & Gas                    1.63%
    600,000       CLP Holdings ......................................         3,054,912       3,220,313
                                                                           ------------    ------------
                  Total Hong Kong ...................................        53,129,864      67,369,013
                                                                           ------------    ------------
                  India                                        11.39%
                  Automobiles                                   1.29%
      1,300       Bajaj Auto ........................................            19,967          15,798
     80,000       Punjab Tractors ...................................         1,598,454       2,509,465
      1,500       Tata Engineering & Locomotive .....................            12,621           4,827
        100       TVS Suzuki ........................................             1,296           1,041
                                                                           ------------    ------------
                                                                              1,632,338       2,531,131
                                                                           ------------    ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                         Percent of
of Shares         Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  India (continued)
                  Banking                                       0.00%
      9,100       Bank of Baroda ....................................      $     22,744    $      7,709
        300       Oriental Bank of Commerce .........................               738             182
         50       State Bank of India ...............................             1,480             181
                                                                           ------------    ------------
                                                                                 24,962           8,072
                                                                           ------------    ------------
                  Beverages & Tobacco                           1.28%
    115,000       ITC ...............................................         1,819,681       2,512,853
                                                                           ------------    ------------
                  Building Materials & Components               0.00%
        100       Gujarat Ambuja Cements ............................               864             636
                                                                           ------------    ------------
                  Business/Public Service                       2.95%
     41,573       Infosys Technology ................................         1,264,801       2,550,585
     10,000       Infosys Technology ADR + ..........................           425,941         413,125
     76,000       NIIT ..............................................           585,736       2,863,099
                                                                           ------------    ------------
                                                                              2,276,478       5,826,809
                                                                           ------------    ------------
                  Chemicals                                     1.27%
     69,984       Castrol India .....................................         1,199,336       1,333,360
    389,603       Reliance Industries ...............................         1,522,552       1,174,545
                                                                           ------------    ------------
                                                                              2,721,888       2,507,905
                                                                           ------------    ------------
                  Construction & Housing                        0.06%
     27,420       Larsen & Toubro ...................................           168,662         119,894
                                                                           ------------    ------------
                  Energy Sources                                0.79%
    390,000       Hindustan Petroleum ...............................         3,095,786       1,561,276
                                                                           ------------    ------------
                  Health/Personal Care                          3.75%
      2,400       Dr. Reddy's Laboratories ..........................            29,877          49,161
     79,945       Glaxo India .......................................           881,295       1,218,138
    120,000       Hindustan Lever ...................................         3,924,315       5,754,616
     30,000       Ranbaxy Laboratories ..............................           210,150         378,593
                                                                           ------------    ------------
                                                                              5,045,637       7,400,508
                                                                           ------------    ------------
                  Textiles & Apparel                            0.00%
      4,590       Arvind Mills ......................................            15,313           2,800
                                                                           ------------    ------------
                  Total India .......................................        16,801,609      22,471,884
                                                                           ------------    ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                         Percent of
of Shares         Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  Indonesia                                     1.98%
                  Beverages                                     0.42%
    451,000       Gudang Garam ......................................      $    673,294    $    819,237
                                                                           ------------    ------------
                  Forest Products & Paper                       1.07%
  3,500,000       Astra Argo Lestari ................................           904,937       1,074,086
  2,500,000       Indah Kiat Pulp & Paper+ ..........................           915,995       1,046,187
                                                                           ------------    ------------
                                                                              1,820,932       2,120,273
                                                                           ------------    ------------
                  Telecommunications                            0.49%
    110,000       Telekomunikasi Indonesia ADR ......................           792,892         962,500
                                                                           ------------    ------------
                  Total Indonesia ...................................         3,287,118       3,902,010
                                                                           ------------    ------------
                  Korea                                        12.90%
                  Appliance & Household Durables                2.73%
     70,000       Samsung Electronics ...............................         3,857,545       5,383,256
                                                                           ------------    ------------
                  Banking                                       2.15%
    180,000       Housing & Commercial Bank of Korea ................         2,521,262       4,240,639
                                                                           ------------    ------------
                  Chemical                                      0.87%
    100,000       L.G. Chemical Ltd. ................................         1,076,748       1,724,863
                                                                           ------------    ------------
                  Construction & Housing                        1.34%
    200,000       Hyundai Industrial & Development ..................         1,132,348       2,641,986
                                                                           ------------    ------------
                  Electronic Components & Instruments           0.78%
     30,000       Samsung Display Devices Company ...................         1,436,955       1,539,756
                                                                           ------------    ------------
                  Financial Services                            1.19%
    100,000       Dongwon Securities + ..............................         1,577,626       2,355,911
                                                                           ------------    ------------
                  Machinery & Engineering                       0.83%
     50,000       Halla Climate Control+ ............................         1,590,145       1,630,206
                                                                           ------------    ------------
                  Metals - Steel                                0.87%
     20,000       Pohang Iron & Steel ...............................           843,516       1,717,627
                                                                           ------------    ------------
                  Telecommunications                            1.38%
     30,000       Korea Telecom Corp. ...............................         1,109,815       1,568,532
      1,068       SK Telecom ........................................           562,238       1,162,354
                                                                           ------------    ------------
                                                                              1,672,053       2,730,886
                                                                           ------------    ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                         Percent of
of Shares         Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  Korea (continued)
                  Transportation - Air                          0.76%
    120,000       Korean Air Lines ..................................      $  1,486,558    $  1,494,321
                                                                           ------------    ------------
                  Total Korea .......................................        17,194,756      25,459,451
                                                                           ------------    ------------
                  Malaysia                                      1.19%
                  Banking                                       1.19%
  1,100,000       Malayan Banking* ..................................         2,142,927       2,338,947
                                                                           ------------    ------------
                  Total Malaysia ....................................         2,142,927       2,338,947
                                                                           ------------    ------------
                  Pakistan                                      0.04%
                  Energy Sources                                0.04%
     49,920       Pakistan State Oil * ..............................            48,299          73,209
                                                                           ------------    ------------
                  Total Pakistan ....................................            48,299          73,209
                                                                           ------------    ------------
                  Philippines                                   2.82%
                  Banking                                       0.51%
    100,000       Metropolitan Bank & Trust Company .................           732,773         999,343
                                                                           ------------    ------------
                  Beverages & Tobacco                           0.38%
    350,000       San Miguel - B ....................................           691,597         745,562
                                                                           ------------    ------------
                  Real Estate                                   0.53%
  1,000,000       Ayala Land ........................................           297,304         368,179
  3,000,000       SM Prime ..........................................           512,694         678,501
                                                                           ------------    ------------
                                                                                809,998       1,046,680
                                                                           ------------    ------------
                  Telecommunications                            0.65%
     40,000       Philippine Long Distance Telephone ADR ............           979,783       1,295,000
                                                                           ------------    ------------
                  Utilities - Electric & Gas                    0.75%
    390,000       Manila Electric Company ...........................         1,172,592       1,487,179
                                                                           ------------    ------------
                  Total Philippines .................................         4,386,743       5,573,764
                                                                           ------------    ------------
                  Singapore                                     8.94%
                  Banking                                       2.68%
    400,000       Overseas Chinese Bank Corporation .................         1,917,273       3,749,337
    200,000       United Overseas Bank ..............................         1,277,256       1,544,538
                                                                           ------------    ------------
                                                                              3,194,529       5,293,875
                                                                           ------------    ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                         Percent of
of Shares         Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  Singapore (continued)
                  Broadcasting & Publishing                     1.20%
    160,000       Singapore Press Holdings ..........................      $  1,667,465    $  2,358,073
                                                                           ------------    ------------
                  Electronic Components & Instruments           0.83%
    300,000       Venture Manufacturing .............................           776,919       1,644,756
                                                                           ------------    ------------
                  Real Estate                                   1.52%
    300,000       City Developments .................................           886,286       1,998,467
    800,000       Wing Tai Holdings, Ltd.+** ........................           967,810         995,107
                                                                           ------------    ------------
                                                                              1,854,096       2,993,574
                                                                           ------------    ------------
                  Shipbuilding                                  1.08%
    750,000       Keppel Corporation ................................         1,660,901       2,139,952
                                                                           ------------    ------------
                  Transportation - Air                          1.63%
    350,000       Singapore Airlines ................................         2,851,162       3,218,770
                                                                           ------------    ------------
                  Total Singapore ...................................        12,005,072      17,649,000
                                                                           ------------    ------------
                  Sri Lanka                                     0.14%
                  Multi-Industry                                0.14%
    100,000       John Keells Holdings ..............................           341,238         275,763
                                                                           ------------    ------------
                  Total Sri Lanka ...................................           341,238         275,763
                                                                           ------------    ------------
                  Taiwan                                       10.29%
                  Banking                                       1.74%
  3,800,000       Bank Sinopac ......................................         2,219,899       2,672,783
    450,000       First Commercial Bank .............................           772,913         750,000
                                                                           ------------    ------------
                                                                              2,992,812       3,422,783
                                                                           ------------    ------------
                  Chemicals                                     0.45%
    560,000       Nan Ya Plastic ....................................           886,580         890,520
                                                                           ------------    ------------
                  Electrical & Electronics                      2.60%
    470,000       Hon Hai Precision Industry + ......................         2,126,817       2,558,410
    760,000       Taiwan Semiconductor Manufacturing Co. ............         2,555,220       2,568,196
                                                                           ------------    ------------
                                                                              4,682,037       5,126,606
                                                                           ------------    ------------
                  Electronic Components & Instruments           1.79%
    850,000       Advanced Semiconductor Engineering Inc. ...........         1,685,105       2,118,502
    300,000       Compeq Manufacturing Company Ltd. .................         1,459,503       1,422,018
                                                                           ------------    ------------
                                                                              3,144,608       3,540,520
                                                                           ------------    ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (continued)                                  (Unaudited)

COMMON STOCKS (continued)

Number                                                         Percent of
of Shares         Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  Taiwan (continued)
                  Insurance                                     0.91%
    500,000       Cathay Life Insurance .............................      $  1,567,922    $  1,788,991
                                                                           ------------    ------------
                  Metals - Steel                                0.68%
  1,700,000       China Steel .......................................         1,153,271       1,351,682
                                                                           ------------    ------------
                  Shipping & Transport                          0.69%
  1,050,000       Evergreen Marine Corp. ............................         1,098,231       1,358,257
                                                                           ------------    ------------
                  Textiles & Apparel                            1.43%
  2,100,000       Far Eastern Textile ...............................         1,857,670       2,819,266
                                                                           ------------    ------------
                  Total Taiwan ......................................        17,383,131      20,298,625
                                                                           ------------    ------------
                  Thailand                                      4.12%
                  Banking                                       0.85%
    600,000       Thai Farmers Bank .................................         1,045,050       1,667,116
                                                                           ------------    ------------
                  Building Materials & Components               0.52%
     35,000       Siam Cement + .....................................           506,520       1,034,799
                                                                           ------------    ------------
                  Construction & Housing                        0.62%
  1,000,000       Bangkok Expressway Public Company - Foreign .......           848,479         876,720
    400,000       Bangkok Expressway Public Company - Local .........           360,935         342,595
                                                                           ------------    ------------
                                                                              1,209,414       1,219,315
                                                                           ------------    ------------
                  Energy Sources                                0.72%
    155,000       PTT Exploration & Production ......................         1,641,773       1,429,997
                                                                           ------------    ------------
                  Telecommunications                            0.73%
    135,000       Advanced Information ..............................           761,201       1,434,853
                                                                           ------------    ------------
                  Utilities - Electric & Gas                    0.68%
    600,000       Electricity Generating ............................         1,153,738       1,335,312
                                                                           ------------    ------------
                  Total Thailand ....................................         6,317,696       8,121,392
                                                                           ------------    ------------
                  TOTAL COMMON STOCKS ...............................      $134,236,583    $174,372,971
                                                                           ------------    ------------

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (continued)                                  (Unaudited)

CONVERTIBLE BONDS  (9.63% of holdings)

Par Value                                                      Percent of
($000)            Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  Korea                                         3.15%
                  Utilities - Electric & Gas                    3.15%
      6,400       Korea Electric Power, 5.00%, 08/01/01 .............      $  6,172,710    $  6,202,880
                                                                           ------------    ------------
                  Total Korea .......................................         6,172,710       6,202,880
                                                                           ------------    ------------
                  Pakistan                                      0.51%
                  Telecommunications                            0.51%
      1,750       Pakistan Republic Convertible Bond,
                  6.00%, 02/26/02 ...................................         1,497,386       1,002,750
                                                                           ------------    ------------
                  Total Pakistan ....................................         1,497,386       1,002,750
                                                                           ------------    ------------
                  Singapore                                     3.20%
                  Banking                                       1.55%
      2,500       Finlayson Global Zero Coupon Bond,
                  02/19/04 ..........................................         2,656,630       3,051,500
                                                                           ------------    ------------
                  Telecommunications                            1.65%
      3,200       Fullerton Global Zero Coupon Bond,
                  04/02/03 ..........................................         2,982,776       3,266,240
                                                                           ------------    ------------
                  Total Singapore ...................................         5,639,406       6,317,740
                                                                           ------------    ------------
                  Taiwan                                        2.77%
                  Chemicals                                     0.89%
      1,500       Nan Ya Plastics, 1.75%, 07/19/01 ..................         1,597,547       1,759,950
                                                                           ------------    ------------
                  Electrical & Electronics                      1.88%
      3,000       Taiwan Semiconductor Zero Coupon Bond,
                  07/03/02 ..........................................         3,437,813       3,714,000
                                                                           ------------    ------------
                  Total Taiwan ......................................         5,035,360       5,473,950
                                                                           ------------    ------------
                  TOTAL CONVERTIBLE BONDS ...........................        18,344,862    $ 18,997,320
                                                                           ------------    ------------

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Schedule of Investments (concluded)                                  (Unaudited)

SHORT-TERM OBLIGATIONS  (1.99% of holdings)

Par Value                                                      Percent of
($000)            Security                                     Holdings        Cost           Value
-------------------------------------------------------------------------------------------------------
                  United States Treasury Bills                  1.99%
      2,000       U.S. Treasury Bill, 4.30%, 07/22/99 ...............      $  1,980,411    $  1,979,596
      2,000       U.S. Treasury Bill, 4.41%, 10/14/99 ...............         1,959,330       1,958,575
                                                                           ------------    ------------
                                                                              3,939,741       3,938,171
                                                                           ------------    ------------
                  Total Short Term Obligations ......................      $  3,939,741    $  3,938,171
                                                                           ------------    ------------
                  Total Investments                            100.0%      $156,521,186    $197,308,462
                                                                           ============    ============

Footnotes and Abbreviations

            ADR - American Depository Receipts

            * Security has been fair valued as determined by or under the direction of the Board of Directors.

            **    Passive Foreign Investment Company

            +     Non-income producing security

            ++    Aggregate cost for Federal income tax purposes is
                  $157,017,060.
                  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                  Excess of value over tax cost                     $43,512,053
                  Excess of tax cost over value                      (3,220,651)
                                                                    -----------
                                                                    $40,291,402
                                                                    ===========

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.
                                                                  April 30, 1999
Statement of Assets and Liabilities                                  (Unaudited)

ASSETS
Investments, at value (Cost $156,521,186) .......................................     $  197,308,462
Cash (including $6,845,690 of foreign currency holdings with a cost
     of $6,749,536) .............................................................          8,864,109
Receivables:
     Dividends ..................................................................            143,243
     Interest ...................................................................            151,158
     Securities sold ............................................................            399,419
Prepaid expenses ................................................................             90,095
                                                                                      --------------
                  Total Assets ..................................................        206,956,486
                                                                                      --------------
LIABILITIES
Payable for securities purchased ................................................          2,959,561
Due to Investment Manager .......................................................            156,498
Due to Administrator ............................................................             31,300
Accrued expenses ................................................................            311,912
                                                                                      --------------
                  Total Liabilities .............................................          3,459,271
                                                                                      --------------

                  Net Assets ....................................................     $  203,497,215
                                                                                      ==============

                  NET ASSET VALUE PER SHARE ($203,497,215/20,514,984) ...........             $9.92
                                                                                      ==============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
     and outstanding (100,000,000 shares authorized) ............................     $       20,515
Paid-in capital .................................................................        285,743,977
Undistributed net investment income .............................................             37,765
Accumulated net realized loss on investments and foreign currency
     related transactions .......................................................       (123,190,765)
Net unrealized appreciation in value of investments and on translation of
    other assets and liabilities denominated in foreign currencies ..............         40,885,723
                                                                                      --------------
                                                                                      $  203,497,215
                                                                                      ==============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statement of Operations

                                                                                           For the Six
                                                                                          Months Ended
                                                                                        April 30, 1999
                                                                                           (Unaudited)
Investment Income
Dividends (Net of taxes withheld of $34,843) .........................                  $    1,149,840
Interest .............................................................                         420,261
                                                                                        --------------
                  Total Investment Income ............................                       1,570,101
                                                                                        --------------
Expenses
Management fees ......................................................  $    829,337
Custodian fees .......................................................       184,332
Administration fees ..................................................       165,867
Legal fees ...........................................................       119,813
Audit fees ...........................................................        39,212
Insurance ............................................................        23,537
Transfer agent fees ..................................................        18,539
NYSE fees ............................................................        16,037
Printing .............................................................        14,405
Directors' fees ......................................................        11,604
Amortization of organizational costs .................................         1,932
Interest Expense .....................................................         1,535
Miscellaneous ........................................................         3,720
                                                                        ------------
                  Total expenses .....................................                       1,429,870
                                                                                        --------------
                  Net Investment Income ..............................                         140,231
                                                                                        --------------

Net Realized and Unrealized Gain (Loss) On Investments, Foreign Currency
Holdings and Translation of Other Assets and Liabilities
Denominated In Foreign Currencies:
Net realized gain from:
      Security transactions ..........................................                       1,064,962
      Foreign currency related transactions ..........................                         843,686
                                                                                        --------------
                                                                                             1,908,648
                                                                                        --------------
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
      liabilities denominated in foreign currencies ..................                      46,707,773
                                                                                        --------------
Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities
      denominated in foreign currencies ..............................                      48,616,421
                                                                                        --------------
Net increase in net assets resulting from operations .................                  $   48,756,652
                                                                                        ==============

See accompanying notes to financial statements.

Statements of Changes in Net Assets

                                                                         For the Six
                                                                         Months Ended      For the Year
                                                                         April 30, 1999    Ended
                                                                         (Unaudited)       October 31, 1998
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income ................................................   $     140,231     $   1,650,943
Net realized gain (loss) on investments and foreign currency
      related transactions ...........................................       1,908,648       (93,826,774)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
      liabilities denominated in foreign currencies ..................      46,707,773        48,532,628
                                                                         -------------     -------------
Net increase (decrease) in net assets resulting from operations ......      48,756,652       (43,643,203)
                                                                         -------------     -------------
Distributions to shareholders from
Net investment income ($0.01 per share) ..............................        (205,150)               --
                                                                         -------------     -------------
Net decrease in net assets from distributions ........................        (205,150)               --
                                                                         -------------     -------------

Total increase (decrease) in net assets ..............................      48,551,502       (43,643,203)
                                                                         -------------     -------------

NET ASSETS
Beginning of period ..................................................     154,945,713       198,588,916
                                                                         -------------     -------------

End of period (including undistributed net investment income of
      of $37,765 and  $102,684, respectively) ........................   $ 203,497,215     $ 154,945,713
                                                                         =============     =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                                                                                                      For the Period
                                                                                                                      November 29,
                                                                                                                      1993
                                             For the Six                                                              (Commencement
                                             Months Ended     For the Year  For the Year  For the Year  For the Year  of Operations)
                                             April 30,        Ended         Ended         Ended         Ended         Through
                                             1999             October 31,   October 31,   October 31,   October 31,   October 31,
                                             (Unaudited)      1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....     $   7.55        $   9.68      $  12.49      $  12.08      $  13.89      $  13.97*
                                               --------        --------      --------      --------      --------      --------
Net investment income ....................         0.01            0.08          0.03          0.05          0.09          0.05
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currencies .................         2.37           (2.21)        (2.80)         0.44         (1.67)        (0.11)
                                               --------        --------      --------      --------      --------      --------
Net increase (decrease) from
   investment operations .................         2.38           (2.13)        (2.77)         0.49         (1.58)        (0.06)
                                               --------        --------      --------      --------      --------      --------

Less Distributions
   Dividends from net investment
     income ..............................        (0.01)             --         (0.00)+       (0.08)        (0.06)        (0.02)
   In excess of net investment income ....           --              --         (0.04)           --            --            --
   Distributions from net realized gains..           --              --            --            --         (0.17)           --
                                               --------        --------      --------      --------      --------      --------
Total dividends and distributions ........        (0.01)           0.00         (0.04)        (0.08)        (0.23)        (0.02)
                                               --------        --------      --------      --------      --------      --------
Net asset value, end of period ...........     $   9.92        $   7.55      $   9.68      $  12.49      $  12.08      $  13.89
                                               ========        ========      ========      ========      ========      ========

Per share market value, end of period ....     $   8.69        $   6.13      $   7.94      $  10.38      $  10.38      $  12.38

Total Investment Return Based
   on Market Value** .....................        42.05%         (22.83)%      (23.23)%        0.59%       (14.17)%      (11.65)%

Ratios/Supplemental Data
Net assets, end of period (in 000s) ......     $203,497        $154,946      $198,589      $256,194      $247,761      $284,910
Ratios of expenses to average net
   assets ................................         1.72%***        1.74%         1.60%         1.60%         1.65%         1.60%***
Ratios of net investment income
   to average net assets .................         0.17%***        0.99%         0.25%         0.41%         0.71%         0.38%***
Portfolio turnover .......................        57.14%          93.47%        95.38%        91.57%        77.88%        45.51%

See page 24 for footnotes.

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

***   Annualized

+     Less than $0.01 per share.

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,
      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Beginning September 1, 1998 the Malaysian government implemented capital controls for non-residents by fixing the exchange rate of its currency, the Ringgit, and adopted stringent controls over currency and stock trading which had the effect of forcing all offshore holdings of Malaysian currency and securities back into the country. Effective February 4, 1999, the Malaysian Central Bank announced a system of graduated exit levies and profit taxes that replaced the prior repatriation restrictions.

As a result of the imposition of the above restrictions on currency and stock trading, the Fund's Board of Directors has deemed all holdings of the Fund in Malaysian securities and currency as illiquid.

At April 30, 1999, investments and foreign currency balances aggregating $3,495,480 (1.72% of

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Notes to Financial Statements (continued)                            (Unaudited)

net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1998, the Fund had a net capital loss carryover of $123,452,232, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $30,672,532 will expire in the year 2003, $1,846,888 will expire in the year 2004 and $90,932,812 will expire in the year 2006.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and
      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Notes to Financial Statements (continued)                            (Unaudited)

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 1998, the Fund reclassified $1,548,259 from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses. Net investment income and net assets were not affected by the change.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. CIBC Oppenheimer is a division of CIBC World Markets Corp. Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. serves as the Fund's Investment Manager under the terms

THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Notes to Financial Statements (continued)                            (Unaudited)

of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Effective June 8, 1998, AXA Asset Management Partenaires ("AAMP") has served as the Investment Adviser to the Fund pursuant to an investment advisory agreement among Advantage, AAMP and the Fund (the "Advisory Agreement"). Prior to June 8, 1998, Barclays Global Investors International Hong Kong Limited was the Fund's Investment Adviser.

Pursuant to the Advisory Agreement, AAMP is responsible for investing the Fund's portfolio in accordance with the Fund's investment objective and policies. Effective July 1, 1999, Advantage Advisers, Inc. will assume the portfolio management responsibilities for the Fund in accordance with the terms of its management agreement with the Fund.

For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser is entitled to receive from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the six months ended April 30, 1999, Investment Management fees amounted to $829,337, of which the Investment Manager informed the Fund it paid $414,668 to the Investment Adviser.

CIBC World Markets Corp., an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the six months ended April 30, 1999, these fees amounted to $165,867. At April 30, 1999, CIBC Oppenheimer Corp. owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $99,794,939 and $89,066,449, respectively, for the six months ended April 30, 1999.

                                                      THE ASIA TIGERS FUND, INC.

                                                                  April 30, 1999
Notes to Financial Statements (concluded)                            (Unaudited)

NOTE D: OTHER

At April 30, 1999, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Additionally, the Fund owned securities of certain companies in India and Indonesia valued at approximately $1,046,187 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in these countries, and such transfers can take a year or longer. Securities regulations in these countries normally preclude the Fund from selling such securities until the completion of the registration process.

THE ASIA TIGERS FUND, INC.

Results of Annual Shareholders Meeting

The Fund held its Annual Shareholders Meeting on February 19, 1999. At the meeting, shareholders elected the nominee proposed for election to the Fund's Board of Directors and ratified the selection and approval of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending October 31, 1999. The following table provides information concerning the matters voted on at the meeting:

I. Election of Director

      Nominee            Votes For      Votes Abstained      Total Voting Shares
      -------            ---------      ---------------      -------------------
      Leslie H. Gelb    14,857,243         1,213,605              16,070,848

At April 30, 1999, in addition to Leslie H. Gelb, the other directors of the Fund were as follows:

      Charles F. Barber
      Alan H. Rappaport
      Jeswald W. Salacuse

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

      Votes For       Votes Against     Votes Abstained      Total Voting Shares
      ---------       -------------     ---------------      -------------------
      15,608,835         384,404             77,609               16,070,848

THE ASIA TIGERS FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a wholly owned subsidiary of CIBC World Markets Corp.

Investment Adviser:

AXA Asset Management Partenaires
(formerly Barclays Global Investors
International Inc.)

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent:

PFPC Inc.

Custodian:

The Chase Manhattan Bank